UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 7, 2011
CONEXANT SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-24923 (Commission File Number)	25-1799439 (I.R.S. Employer Identification No.)

4000 MacArthur Boulevard Newport Beach, California (Address of principal executive offices)	92660 (Zip Code)
Registrant’s telephone number, including area code: 949-483-4600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant
     (b) On June 7, 2011, Conexant Systems, Inc. (the “Company”) appointed Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2011. During the fiscal years ended October 2, 2009 and October 1, 2010 and in the subsequent interim period through June 7, 2011, neither the Company nor anyone on its behalf has consulted with E&Y regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)
	By:	/s/ Sailesh Chittipeddi
Date: June 10, 2011		Sailesh Chittipeddi
President and Chief Executive Officer